UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4321

JPMorgan Value Opportunities Fund, Inc.
(Exact name of registrant as specified in charter)
1101 Vermont Avenue, NW
Washington, DC 20005
(Address of principal executive offices)

Jennifer L. Butler
Secretary
JPMorgan Value Opportunities Fund, Inc.
1101 Vermont Avenue, NW
Washington, DC 20005
(Name and address of agent for service)

Registrant’s telephone number, including area code: (202) 842-5665

Date of fiscal year end: June 30, 2012

Date of reporting period: December 31, 2011

Item 1. Reports to Stockholders

Semi-Annual Report dated December 31, 2011

Semi-Annual Report
JPMorgan Value Opportunities Fund
Six months ended December 31, 2011  (Unaudited)

CONTENTS

President’s Letter	1
Investment Adviser’s Report	2
Schedule of Portfolio Investments	4
Financial Statements	7
Financial Highlights	12
Notes to Financial Statements	14
Schedule of Shareholder Expenses	18
Directors	19

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Please note that current performance may be higher or lower than the performance data shown in this report. Certain Fund fees are currently being waived. Removal of the waivers would reduce returns. Investors should carefully read the Fund prospectus, which includes information on the Fund’s investment objective and risks as well as charges and expenses along with other information. Investors should review the information in the prospectus carefully before investing. For up to date month-end performance information, or to receive a Fund prospectus, please call 1-800-480-4111. Please read carefully before investing or sending money.

JPMorgan Value Opportunities Fund

PRESIDENT’S LETTER
February 1, 2012 (Unaudited)

Dear Fellow Shareholders:

For the six months ended December 31, 2011, JPMorgan Value Opportunities Fund (Class A shares) fell 8.3% with all distributions reinvested. On December 21, the Fund paid an income dividend of 18.88 cents per share (Class A shares). The Fund did not make a capital gain distribution during the calendar year. The Fund underperformed its benchmark, the Russell 1000 Value Index which fell 4.4% during the six-month reporting period. The Standard & Poor’s 500 Composite Index was down 3.7% for the same period.

Although U.S. stock market returns were relatively flat for calendar year 2011 (the S&P 500 and the Russell 1000 Value Index were up, on a total return basis, 2.1% and 0.5%, respectively), the year was far from tranquil. The S&P 500 was up over 8% by late April but was down 13% by early October, finishing the year up 2.1%. The second half of the year was particularly volatile. The S&P 500 experienced 35 days in the year when the index moved up or down by 2% or more. Investors reacted, or often overreacted, to turmoil in the Middle East, oil price jumps, a severe earthquake and damaging tsunami in Japan, political gridlock in the U.S., S&P’s downgrade of U.S. long- term debt, and periodic good and bad news reports about various U.S. economic indicators or the sovereign debt crisis in Europe.

Meanwhile, the U.S. economy continued to slowly expand. GDP growth is estimated to be 1.7% for 2011. Many companies are earning strong profits and paying good dividends. Manufacturing is expanding. Consumer spending is slowly rising. The unemployment rate has dropped from a high of 10.1% in late 2009 to 8.5% at year-end, the lowest rate since April 2009. Employment has now been rising for 15 straight months at an average rate of over 133,000 jobs per month, and the private sector has been leading the way as Federal, state and local governments downsize. Over the course of 2011, most commodity prices fell. Natural gas prices have declined by 30%, although oil remains relatively high. U.S. interest rates continue to be very low. There are now even glimmers of hope for the housing market. Construction of new rental properties is increasing, and the inventory of previously-owned homes for sale has fallen to the lowest level since May 2005. Home building remains well off its normal pace as foreclosures are still a drag on the market, but as the home-buying population continues to grow, demand for new and previously owned homes should rise.

Notwithstanding the slow but relatively steady growth in the economy for the past 2 ½ years, uncertainty and anxiety hang over the investment markets both here and abroad. This year the U.S. stock market has generally produced better results than other developed markets or the emerging markets. In this investment climate, the utility, consumer staples, information technology and health care sectors generally outperformed other sectors, although the information technology sector performed poorly in the first half of 2011. The financial sector had the worst returns. The materials sector also had negative returns, badly hurt by falling commodity prices. To a degree, this pattern played out in the same way for the Fund. The Fund had positive returns from its utility holdings but was not helped especially because its utility holdings represent a small part of the portfolio. Information technology stocks, such as Apple and Cisco helped returns as did healthcare and consumer staples holdings, such as Merck, Pfizer and Proctor & Gamble. Materials stocks, such as Alcoa, and financial stocks generally hurt Fund returns, with the exception of Mastercard, which was up 32.5%. See the Investment Adviser’s Report on page two for more information on the Fund’s results.

Looking ahead, we anticipate more of the same. The U.S. economy should continue to grow modestly. In an election year, it seems unlikely that the current level of political gridlock will change. Recurring debt-related crises in Europe, as well as the U.S., may continue to spark volatility in our equity markets. The Federal Reserve indicates that it will continue to keep interest rates low, trying to stimulate economic growth while trying to reduce the potentially high interest costs of large Federal deficits. It is unclear how well this strategy will work as time goes on. U.S. budget deficits have exceeded $1 trillion for three years in a row. The painful consequences of excessive governmental debt are evident today in several foreign countries and various local governments across the U.S. Local, state and national governments can, of course, support varying levels of debt but cannot forever live beyond their means. Reducing budget deficits and the burdens of excessive governmental debt seems important to allow for stronger economic expansion in the future and to assure the wherewithal to continuously support the many necessary services and benefits only governments can provide.

The Fund has just completed its tenth year as the JPMorgan Value Opportunities Fund. If you have questions or comments about your Fund, please do not hesitate to contact us.

Sincerely,

Jeffrey L. Steele
President

INVESTMENT ADVISER’S REPORT
As of December 31, 2011 (Unaudited)

FUND FACTS

Fund Inception	December 31, 2001
Fund Year End	June 30
Net Assets as of 12/31/11
(in thousands)	$477,532
Primary Benchmark	Russell 1000 Value Index

HOW DID THE FUND PERFORM?

The Value Opportunities Fund, which seeks to provide long term capital appreciation*, had a total return of -8.3%** for the trailing six months ended December 31, 2011, underperforming the -4.4% return of the Russell 1000 Value Index, the Fund’s benchmark. This report discusses the Fund’s performance relative to its benchmark.

WHY HAS THE FUND PERFORMED THIS WAY?

Within the financial sector, banks have continued to struggle with the legacy of the credit crisis and regulatory uncertainty. In addition, concerns over the impact the European fiscal crisis could have on financial institutions globally cast a shadow over the banking sector. The Fund continues to modestly overweight the sector, as we believe that historically low valuations have overly discounted these risks, while improving loan statistics and stronger capital levels have been largely ignored by investors. The Fund’s emphasis on larger-cap stocks was a headwind during the last few months of 2011, when pronounced concerns about the European crisis and a hard landing in China took a toll on larger, multinational companies. However, the Fund remains biased toward larger-cap stocks, given that their valuations are the most attractive they have been since we launched our valuation model 25 years ago.

Within the financial sector, Citigroup was the largest individual relative performance detractor. The large banks as a group continue to struggle given concerns over muted loan growth, the impact of the European crisis and ongoing regulatory uncertainties. However, given the relatively modest level of exposure to the more challenged European countries, we view this as a manageable risk. We also believe much of the known risks are priced into the stock given how cheap it is, currently trading at half its book value. In addition, we are confident in management’s ability to bring the company back towards normalized earnings. The company has been very aggressive in selling off problem assets, many of which contributed to the financial crisis of 2008. Citigroup also continues to invest in areas where it sees growth opportunities, particularly in emerging markets.

Sprint was the biggest relative detractor in the telecommunications sector. The company’s stock dropped after it reported disappointing margins and issued a negative outlook. Increased promotion costs drove margin weakness, while its planned network build is expected to negatively impact cash flow later in the year.

Stock selection in the financial services sector contributed positively to relative performance, particularly Wells Fargo. Wells Fargo, which weathered the financial crisis better than most, has shown improving operating results and levels of capital, enabling it to increase its dividend before many other financial institutions. In addition, the stock has performed considerably better than many of its peers due to significantly less exposure to outstanding residential real estate issues and a domestic focus that minimizes its exposure to the European financial crisis. We continue to believe that Wells Fargo is one of the best positioned financial institutions due to its attractive franchise, strong capital and liquidity positions, and solid risk management practices.

In the retail sector, specialty retailer Bed Bath & Beyond was one of the strongest positive contributors to relative performance. The company reported strong earnings as both profits and same store sales were significantly above expectations. Gross margins increased due to a reduction in coupon expense and inventory markdowns, while lower payroll and occupancy expenses also contributed to the bottom line. Despite investor concerns of increasing competition from e-commerce, Bed Bath & Beyond continues to gain market share. We believe the company’s newer concepts such as Christmas Tree Shops and buybuy Baby are potential drivers of organic growth longer term. Additionally, a debt-free balance sheet and over $1.5 billion in cash and short-term investments give management the utmost flexibility in finding ways to create shareholder value.

HOW WAS THE FUND MANAGED?

Our investment strategy utilized active stock selection with a systematic valuation process. Sector bets were relatively constrained; however, within broad sectors we have established positions in companies that reflect broader themes, such as the shift from stationary to mobile technology and the ability of larger healthcare providers to effectively compete in a post-healthcare reform marketplace. The Fund invests in a diversified portfolio of 70 to 110 U.S. large-cap equities and seeks to earn an annualized excess return above the Russell 1000 Value Index over a full market cycle before fees.

* The adviser seeks to achieve the Fund’s objective. There can be no guarantee that it will be achieved.

** The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The performance of Class A shares including a sales charge was -13.1%.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Wells Fargo & Co.	. . . . . . . . . . .	4.5%
2.	Merck & Co., Inc.	. . . . . . . . . . .	3.6
3.	Citigroup, Inc.	. . . . . . . . . . .	3.3
4.	Chevron Corp.	. . . . . . . . . . .	3.1
5.	ConocoPhillips	. . . . . . . . . . .	2.9
6.	Cisco Systems, Inc.	. . . . . . . . . . .	2.9
7.	Comcast Corp., Class A	. . . . . . . . . . .	2.3
8.	Aflac, Inc.	. . . . . . . . . . .	2.2
9.	Occidental Petroleum Corp.	. . . . . . . . . . .	2.2
10.	MetLife, Inc.	. . . . . . . . . . .	2.1

PORTFOLIO COMPOSITION BY SECTOR*
Financials	. . . . . . . . . . .	26.5%
Health Care	. . . . . . . . . . .	15.2
Energy	. . . . . . . . . . .	12.9
Information Technology	. . . . . . . . . . .	11.7
Consumer Discretionary	. . . . . . . . . . .	9.6
Industrials	. . . . . . . . . . .	8.9
Consumer Staples	. . . . . . . . . . .	4.6
Utilities	. . . . . . . . . . .	3.6
Telecommunication Services	. . . . . . . . . . .	3.0
Materials	. . . . . . . . . . .	2.9
Short-Term Investment	. . . . . . . . . . .	1.1

* Percentages indicated are based upon total investments as of December 31, 2011. The Fund's composition and holdingts are subject to change.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011 (UNAUDITED)
	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR*	10 YEAR*
CLASS A SHARES	12/31/01
Without Sales Charge		-8.3%	-4.9%	-3.6%	3.5%
With 5.25% Sales Charge		-13.1	-9.9	-4.7	2.9
CLASS B SHARES	12/31/01
Without CDSC		-8.6	-5.4	-4.1	2.9
With CDSC**		-13.6	-10.4	-4.6	2.9
CLASS C SHARES	2/19/05
Without CDSC		-8.5	-5.3	-4.1	2.8
With CDSC***		-9.5	-6.3	-4.1	2.8
INSTITUTIONAL CLASS SHARES	12/31/04	-8.2	-4.6	-3.3	3.7

* Performance for Class C and Institutional Class shares for periods prior to their inception is based on performance of Class A shares adjusted to reflect the differences in expenses and sales charges between classes.

** Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, 2% CDSC for the five-year period and 0% CDSC thereafter.
*** Assumes 1% CDSC for the one-year period and 0% CDSC thereafter.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2011 (Unaudited)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.7%
	Consumer Discretionary — 9.6%
	Auto Components — 1.0%
71	Johnson Controls, Inc	2,221
36	Lear Corp.	1,421
39	TRW Automotive Holdings Corp.(a)	1,271
		4,913
	Automobiles — 0.6%
146	General Motors Co.(a)	2,962
	Hotels, Restaurants & Leisure — 0.2%
34	Carnival Corp.	1,113
	Media — 6.2%
263	CBS Corp. (Non-Voting), Class B	7,135
463	Comcast Corp., Class A	10,980
474	News Corp., Class A	8,462
69	Scripps Networks Interactive, Inc., Class A	2,944
		29,521
	Multiline Retail — 0.5%
41	Target Corp.	2,100
	Specialty Retail — 1.1%
5	AutoZone, Inc.(a)	1,625
85	Home Depot, Inc.	3,556
		5,181
	Total Consumer Discretionary	45,790
	Consumer Staples — 4.6%
	Food & Staples Retailing — 1.8%
213	CVS Caremark Corp.	8,685
	Food Products — 1.4%
181	Kraft Foods, Inc., Class A	6,777
	Household Products — 1.4%
98	Procter & Gamble Co. (The)	6,539
	Total Consumer Staples	22,001
	Energy — 12.9%
	Energy Equipment & Services — 1.4%
81	Baker Hughes, Inc.	3,940
43	Schlumberger Ltd.	2,923
		6,863
	Oil, Gas & Consumable Fuels — 11.5%
50	Apache Corp.	4,560
137	Chevron Corp.	14,563
192	ConocoPhillips	13,998
69	Devon Energy Corp.	4,278
110	Occidental Petroleum Corp.	10,263
56	Peabody Energy Corp.	1,851
198	Williams Cos., Inc. (The)(a)	5,353
		54,866
	Total Energy	61,729
	Financials — 26.4%
	Capital Markets — 3.9%
36	Goldman Sachs Group, Inc. (The)	3,262
404	Morgan Stanley	6,106
231	State Street Corp.	9,306
		18,674

	Commercial Banks — 5.9%
494	Huntington Bancshares, Inc.	2,711
139	U.S. Bancorp	3,754
785	Wells Fargo & Co.	21,639
		28,104
	Consumer Finance — 1.8%
201	Capital One Financial Corp.	8,509
	Diversified Financial Services — 4.8%
266	Bank of America Corp.	1,478
592	Citigroup, Inc.	15,580
8	CME Group, Inc.	1,852
8	IntercontinentalExchange, Inc.(a)	952
183	North American Financial Holdings, Inc., Class A(a)(e)(f) (i)	3,208
		23,070
	Insurance — 10.0%
56	ACE Ltd., (Switzerland)	3,927
243	Aflac, Inc.	10,521
71	Allstate Corp. (The)	1,935
118	Berkshire Hathaway, Inc., Class B(a)	8,996
43	Everest Re Group Ltd., (Bermuda)	3,616
325	MetLife, Inc.	10,127
176	Prudential Financial, Inc.	8,834
		47,956
	Total Financials	126,313
	Health Care — 15.2%
	Biotechnology — 2.0%
40	Biogen Idec, Inc.(a)	4,435
76	Celgene Corp.(a)	5,153
		9,588
	Health Care Equipment & Supplies — 0.6%
66	Covidien plc, (Ireland)	2,949
	Health Care Providers & Services — 6.9%
86	Cigna Corp.	3,604
80	Humana, Inc.	6,983
101	McKesson Corp.	7,888
198	UnitedHealth Group, Inc.	10,019
62	WellPoint, Inc.	4,120
		32,614
	Pharmaceuticals — 5.7%
450	Merck & Co., Inc.	16,970
114	Mylan, Inc.(a)	2,451
362	Pfizer, Inc.	7,831
		27,252
	Total Health Care	72,403
	Industrials — 8.8%
	Aerospace & Defense — 1.0%
70	United Technologies Corp.	5,102
	Building Products — 0.1%
46	Masco Corp.	482
	Construction & Engineering — 0.6%
56	Fluor Corp.	2,824
	Industrial Conglomerates — 2.3%
356	General Electric Co.	6,378
98	Tyco International Ltd., (Switzerland)	4,569
		10,947
	Machinery — 1.7%
29	Joy Global, Inc.	2,200
49	Navistar International Corp.(a)	1,860
54	Parker Hannifin Corp.	4,116
		8,176
	Road & Rail — 3.1%
283	Hertz Global Holdings, Inc.(a)	3,316
121	Norfolk Southern Corp.	8,831
25	Union Pacific Corp.	2,611
		14,758
	Total Industrials	42,289
	Information Technology — 11.7%
	Communications Equipment — 2.9%
770	Cisco Systems, Inc.	13,927
	Computers & Peripherals — 2.4%
19	Apple, Inc.(a)	7,655
147	Hewlett-Packard Co.	3,789
		11,444
	Electronic Equipment, Instruments & Components — 1.8%
73	Arrow Electronics, Inc.(a)	2,724
82	Avnet, Inc.(a)	2,543
100	TE Connectivity Ltd., (Switzerland)	3,087
		8,354
	IT Services — 0.5%
135	Western Union Co. (The)	2,473
	Semiconductors & Semiconductor Equipment — 2.2%
70	Altera Corp.	2,582
43	Broadcom Corp., Class A(a)	1,262
81	Intel Corp.	1,972
38	Lam Research Corp.(a)	1,414
48	Marvell Technology Group Ltd., (Bermuda)(a)	661
80	Xilinx, Inc.	2,571
		10,462
	Software — 1.9%
213	Microsoft Corp.	5,520
144	Oracle Corp.	3,704
		9,224
	Total Information Technology	55,884
	Materials — 2.9%
	Chemicals — 1.3%
132	E.I. du Pont de Nemours & Co.	6,052
	Containers & Packaging — 0.7%
28	Ball Corp.	1,007
76	Crown Holdings, Inc.(a)	2,546
		3,553
	Metals & Mining — 0.9%
128	Alcoa, Inc.	1,106
84	Freeport-McMoRan Copper & Gold, Inc.	3,094
		4,200
	Total Materials	13,805
	Telecommunication Services — 3.0%
	Diversified Telecommunication Services — 2.9%
116	CenturyLink, Inc.	4,319
239	Verizon Communications, Inc.	9,592
		13,911
	Wireless Telecommunication Services — 0.1%
194	Sprint Nextel Corp.(a)	454
	Total Telecommunication Services	14,365
	Utilities — 3.6%
	Electric Utilities — 1.7%
70	NextEra Energy, Inc.	4,231
122	PPL Corp.	3,586
		7,817
	Gas Utilities — 0.8%
92	AGL Resources, Inc.	3,901
	Multi-Utilities — 1.1%
190	CenterPoint Energy, Inc.	3,810
35	PG&E Corp.	1,459
		5,269
	Total Utilities	16,987
	Total Common Stocks (Cost $404,901)	471,566

Short-Term Investment — 1.1%
	Investment Company — 1.1%
5,227	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090%(b)(l) (Cost $5,227)	5,227
	Total Investments — 99.8% (Cost $410,128)	476,793
	Other Assets in Excess of Liabilities — 0.2%	739
	NET ASSETS — 100.0%	$477,532

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:
(a)Non-income producing security
(b)Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(e)Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Directors and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Directors. The Fund owns fair valued securities with a value of approximately $3,208,000 which amounts to 0.7% of total investments.

(i)Security has been deemed illiquid pursuant to procedures approved by the Board of Directors and may be difficult to sell.
(l)The rate shown is the current yield as of December 31, 2011.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2011 (Unaudited)
(Amounts in thousands)

ASSETS:
Investments in non-affiliates, at value	$471,566
Investments in affiliates, at value	5,227
Total investment securities, at value	476,793
Cash	44
Receivables:
Investment securities sold	8,770
Fund shares sold	993
Dividends from non-affiliates	643
Dividends from affiliates	— (a)
Prepaid expenses and other assets	4
Total Assets	487,247

LIABILITIES:
Payables:
Investment securities purchased	9,024
Fund shares redeemed	300
Accrued liabilities:
Investment advisory fees	162
Business management fees	27
Shareholder servicing fees	35
Distribution fees	43
Other	124
Total Liabilities	9,715
Net Assets	$477,532

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2011 (Unaudited)(continued)
(Amounts in thousands, except per share amounts)

NET ASSETS:
Paid in capital	$634,339
Accumulated undistributed (distributions in excess of) net investment income	38
Accumulated net realized gains (losses)	(223,510)
Net unrealized appreciation (depreciation)	66,665
Total Net Assets	$477,532
NET ASSETS:
Class A	$45,312
Class B	2,350
Class C	2,453
Institutional Class	427,417
Total	$477,532
Outstanding shares (total authorized capital stock – 500,000 $.01 par value, 35,077 outstanding):
Class A	3,323
Class B	174
Class C	182
Institutional Class	31,398

Net Asset Value (b):
Class A - Redemption price per share	$13.64
Class B - Offering price per share (c)	$13.50
Class C - Offering price per share (c)	$13.51
Institutional Class - Offering and redemption price per share	$13.61

Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$14.40

Cost of investments in non-affiliates	$404,901
Cost of investments in affiliates	5,227

(a) Amount rounds to less than $1,000.
(b) Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c) Redemption price for Class B and Class C Shares varies based on the length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)
(Amounts in thousands)

INVESTMENT INCOME:
Dividend income from non-affiliates	$5,200
Dividend income from affiliates (a)	7
Total investment income	5,207
EXPENSES:
Investment advisory fees	960
Business management fees	420
Distribution fees:
Class A	58
Class B	9
Class C	10
Shareholder servicing fees:
Class A	57
Class B	3
Class C	3
Institutional Class	214
Transfer agent fees	74
Auditing and legal fees	39
Custodian and accounting fees	28
Directors’ fees	37
Postage, stationery and supplies	1
Reports to shareholders	10
Registration and prospectus expenses	42
Other	9
Total expenses	1,974
Less amounts waived	(326)
Net expenses	1,648
Net investment income (loss)	3,559

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	23,319
Change in net unrealized appreciation (depreciation) of investments in non-affiliates	(69,081)
Net realized/unrealized gains (losses)	(45,762)
Change in net assets resulting from operations	$(42,203)

(a) Includes reimbursement of investment advisory and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	Six Months
	Ended	Year
	12/31/2011	Ended
	(Unaudited)	40,724
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,559	$8,805
Net realized gain (loss)	23,319	31,254
Change in net unrealized appreciation (depreciation)	(69,081)	105,247
Change in net assets resulting from operations	(42,203)	145,306
DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(620)	(623)
Class B
From net investment income	(18)	(13)
Class C
From net investment income	(20)	(12)
Institutional Class
From net investment income	(7,259)	(7,462)
Total distributions to shareholders	(7,917)	(8,110)
CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(140,301)	(54,712)
NET ASSETS:
Change in net assets	(190,421)	82,484
Beginning of period	667,953	585,469
End of period	$477,532	$667,953
Accumulated undistributed (distributions in excess of) net investment income	$38	$4,396

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS (continued)
FOR THE PERIODS INDICATED
(Amounts in thousands)

	Six Months
	Ended	Year
	12/31/2011	Ended
	(Unaudited)	6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$4,064	$14,667
Dividends and distributions reinvested	597	598
Cost of shares redeemed	(5,512)	(23,045)
Change in net assets from Class A capital transactions	$(851)	$(7,780)
Class B
Proceeds from shares issued	$7	51
Dividends and distributions reinvested	17	12
Cost of shares redeemed	(351)	(1,203)
Change in net assets from Class B capital transactions	$(327)	$(1,140)
Class C
Proceeds from shares issued	$26	214
Dividends and distributions reinvested	17	9
Cost of shares redeemed	(330)	(979)
Change in net assets from Class C capital transactions	$(287)	$(756)
Institutional Class
Proceeds from shares issued	$13,439	80,256
Dividends and distributions reinvested	7,178	7,363
Cost of shares redeemed	(159,453)	(132,655)
Change in net assets from Institutional Class capital transactions	$(138,836)	$(45,036)
Total change in net assets from capital transactions	$(140,301)	$(54,712)

SHARE TRANSACTIONS:
Class A
Issued	293	1,067
Reinvested	45	42
Redeemed	(407)	(1,565)
Change in Class A Shares	(69)	(456)
Class B
Issued	1	3
Reinvested	1	1
Redeemed	(26)	(85)
Change in Class B Shares	(24)	(81)
Class C
Issued	2	14
Reinvested	1	1
Redeemed	(24)	(71)
Change in Class C Shares	(21)	(56)
Institutional Class
Issued	988	5,697
Reinvested	536	515
Redeemed	(10,611)	(9,859)
Change in Institutional Class Shares	(9,087)	(3,647)

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance								Ratios/Supplemental data
		Investment operations			Distributions						Ratios to average net assets (a)
			Net realized
	Net asset	Net	and unrealized					Net asset	Total	Net assets		Net	Expenses
	value,	investment	gains	Total from	Net	Net		value,	return	end of		investment	without waivers,	Portfolio
	beginning	income	(losses) on	investment	investment	realized	Total	end of	(excludes	period	Net	income	reimbursements	turnover
	of period	(loss)	investments	operations	income	gains	distributions	period	sales charge) (b) (c)	(000’s)	expenses (d)	(loss)	and earnings credits	rate (b)
Class A
Six Months Ended December 31, 2011 (Unaudited)	$15.08	$0.09	$(1.34)	$(1.25)	$(0.19)	$ —	$(.0.19)	$13.64	(8.28)%	$45,312	0.95%	1.24%	1.18%	85%
July 1, 2010 to June 30, 2011	12.07	0.15	3.00	3.15	(0.14)	—	(0.14)	15.08	26.19	51,162	0.97	1.08	1.15	63
July 1, 2009 to June 30, 2010	10.74	0.12	1.37	1.49	(0.16)	—	(0.16)	12.07	13.76	46,437	1.07	0.98	1.17	79
July 1, 2008 to June 30, 2009	14.36	0.25	(3.60)	(3.35)	(0.27)	—	(0.27)	10.74	(23.07)	38,947	1.07	1.96	1.19	98
July 1, 2007 to June 30, 2008	21.32	0.24	(4.95)	(4.71)	(0.23)	(2.02)	(2.25)	14.36	(23.72)	66,061	1.05	1.41	1.14	80
July 1, 2006 to June 30, 2007	17.95	0.25	3.85	4.10	(0.25)	(0.48)	(0.73)	21.32	23.23	97,106	1.07	1.28	1.21	80

Class B
Six Months Ended December 31, 2011 (Unaudited)	14.88	0.07	(1.35)	(1.28)	(0.10)	—	(0.10)	13.5	(8.56)	2,350	1.45	0.73	1.68	85
July 1, 2010 to June 30, 2011	11.89	0.12	2.92	3.04	(0.05)	—	(0.05)	14.88	25.62	2,943	1.47	0.58	1.65	63
July 1, 2009 to June 30, 2010	10.59	0.08	1.32	1.40	(0.10)	—	(0.10)	11.89	13.11	3,315	1.57	0.48	1.67	79
July 1, 2008 to June 30, 2009	14.07	0.20	(3.51)	(3.31)	(0.17)	—	(0.17)	10.59	(23.37)	3,594	1.57	1.43	1.69	98
July 1, 2007 to June 30, 2008	20.94	0.16	(4.88)	(4.72)	(0.13)	(2.02)	(2.15)	14.07	(24.14)	7,149	1.55	0.90	1.64	80
July 1, 2006 to June 30, 2007	17.66	0.15	3.78	3.93	(0.17)	(0.48)	(0.65)	20.94	22.57	12,175	1.57	0.78	1.71	80

Class C
Six Months Ended December 31, 2011 (Unaudited)	14.89	0.07	(1.34)	(1.27)	(0.11)	—	(0.11)	13.51	(8.52)	2,453	1.45	0.73	1.68	85
July 1, 2010 to June 30, 2011	11.90	0.11	2.93	3.04	(0.05)	—	(0.05)	14.89	25.59	3,026	1.47	0.59	1.65	63
July 1, 2009 to June 30, 2010	10.60	0.07	1.33	1.40	(0.10)	—	(0.10)	11.9	13.15	3,080	1.57	0.48	1.67	79
July 1, 2008 to June 30, 2009	14.09	0.22	(3.54)	(3.32)	(0.17)	—	(0.17)	10.6	(23.41)	2,976	1.57	1.45	1.69	98
July 1, 2007 to June 30, 2008	20.97	0.16	(4.89)	(4.73)	(0.13)	(2.02)	(2.15)	14.09	(24.16)	6,347	1.55	0.90	1.64	80
July 1, 2006 to June 30, 2007	17.67	0.14	3.80	3.94	(0.16)	(0.48)	(0.64)	20.97	22.64	10,554	1.57	0.78	1.71	80

Institutional Class
Six Months Ended December 31, 2011 (Unaudited)	15.09	0.14	(1.38)	(1.24)	(0.24)	—	(0.24)	13.61	(8.22)	427,417	0.65	1.52	0.78	85
July 1, 2010 to June 30, 2011	12.07	0.21	3.00	3.21	(0.19)	—	(0.19)	15.09	26.65	610,822	0.65	1.4	0.76	63
July 1, 2009 to June 30, 2010	10.73	0.16	1.39	1.55	(0.21)	—	(0.21)	12.07	14.29	532,637	0.65	1.39	0.77	79
July 1, 2008 to June 30, 2009	14.38	0.31	(3.62)	(3.31)	(0.34)	—	(0.34)	10.73	(22.73)	413,130	0.65	2.37	0.79	98
July 1, 2007 to June 30, 2008	21.36	0.30	(4.96)	(4.66)	(0.30)	(2.02)	(2.32)	14.38	(23.46)	671,970	0.65	1.81	0.74	80
July 1, 2006 to June 30, 2007	17.98	0.32	3.87	4.19	(0.33)	(0.48)	(0.81)	21.36	23.75	926,124	0.65	1.70	0.81	80

(a)Annualized for periods less than one year.
(b)Not annualized for periods less than one year.
(c)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2011 (Unaudited)

1. Organization

The JPMorgan Value Opportunities Fund, Inc. (the "Fund") was incorporated in Maryland on May 24, 1985 as The Growth Fund of Washington, Inc. and operated as such through December 30, 2001. On December 31, 2001, the Fund began operating as the JPMorgan Value Opportunities Fund, Inc. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified investment company. The Fund’s objective is to provide for long-term capital appreciation. The Fund offers Class A, Class B, Class C and Institutional Class shares. Institutional Class shares and Class C shares were initially offered on December 31, 2004 and February 19, 2005, respectively. Class A shares generally have a front-end sales charge while Class B shares and Class C shares provide for a contingent deferred sales charge ("CDSC"). Institutional Class shares have no sales charge. All classes have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees, and each class has exclusive voting rights with respect to its distribution plans and shareholder servicing agreement.

Effective November 1, 2009, Class B shares may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B shares prior to November 1, 2009, may continue to hold their Class B shares until they convert automatically to Class A shares.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Directors or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealer or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances, where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are generally valued daily, primarily using independent or affiliated pricing services or third party broker-dealers approved by the Board of Directors. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Directors. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Directors, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (amounts in thousands):

		Level 2	Level 3
	Level 1	Other significant	Significant unobservable
	Quoted prices	observable inputs	inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$45,790	$—	$—	$45,790
Consumer Staples	22,001	—	—	22,001
Energy	61,729	—	—	61,729
Financials	123,105	—	3,208	126,313
Health Care	72,403	—	—	72,403
Industrials	42,289	—	—	42,289
Information Technology	55,884	—	—	55,884
Materials	13,805	—	—	13,805
Telecommunication Services	14,365	—	—	14,365
Utilities	16,987	—	—	16,987
Total Common Stocks	468,358	—	3,208	471,566
Short-Term Investment
Investment Company	5,227	—	—	5,227
Total Investments in Securities	$473,585	$—	$3,208	$476,793

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2011.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

			Change in
	Balance	Realized	unrealized	Net			Transfers	Transfers	Balance
	as of	gain	appreciation	amortization			into	out of	as of
	6/30/2011	(loss)	(depreciation)	(accretion)	Purchases1	Sales2	Level 3	Level 3	12/31/2011
Investments in Securities
Common Stocks - Financials	$3,116	$ —	$92	$ —	$ —	$ —	$ —	$ —	$3,208
Total	$3,116	$ —	$92	$ —	$ —	$ —	$ —	$ —	$3,208

1Purchases include all purchases of securities and securities received in corporate actions.
2Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period.

The change in unrealized appreciation (depreciation) attributable to securities owned at December 31, 2011, which were valued using significant unobservable inputs (Level 3), amounted to approximately $92,000. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense.  Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund.

At December 31, 2011, the Fund held approximately $3,208,000, or 0.7%, of net assets in illiquid securities.

C. Securities Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

E. Federal Income Taxes — It is the Fund’s policy to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2011 were as follows (amounts in thousands):

Federal income tax cost of investments	. . . . . . . . . . . . . . . . . . . . . . . . . . .	$410,128
Gross unrealized appreciation of investments	. . . . . . . . . . . . . . . . . . . . . . . . . . .	$78,909
Gross unrealized depreciation of investments	. . . . . . . . . . . . . . . . . . . . . . . . . . .	$12,244
Net unrealized appreciation (depreciation) of investments	. . . . . . . . . . . . . . . . . . . . . . . . . . .	$66,665

F. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition — "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the "Adviser") acts as the investment adviser to the Fund. The Adviser is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"). The Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets. The annual fee rate for the Fund is 0.40%.

The Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser and Shareholder Servicing Agent waive and/or reimburse to the Fund an amount sufficient to offset the respective fees charged to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver and/or reimbursement is voluntary.

The amounts of these waivers/reimbursements resulting from investments in money market funds for the six months ended December 31, 2011 was approximately $5,000.

B. Business Management Fee — Pursuant to the Business Management Agreement, Washington Management Corporation ("WMC" or the "Business Manager"), a wholly-owned subsidiary of The Johnston-Lemon Group, Incorporated ("JLG"), performs various corporate and administrative services and receives a fee accrued daily and paid monthly based on the Fund’s average daily net assets. The annual fee rate for the Fund is 0.175%. For the six months ended December 31, 2011, the Business Manager waived fees as outlined in Note 3.F.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the "Distributor"), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Directors has adopted Distribution Plans (the "Distribution Plans") for Class A, Class B and Class C shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plans provide that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets of up to 0.25% for Class A and 0.75% for Class B and Class C. Amounts are reflected in the accompanying Statement of Operations.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the CDSC from redemptions of Class B and Class C shares and certain Class A shares for which front-end sales charges have been waived. For the six months ended December 31, 2011, the Distributor received approximately $1,000 in front-end sales charges and approximately $1,000 in CDSC. Sales charges are not an expense of the Fund and, hence, are not reflected in the accompanying Statement of Operations. Johnston, Lemon & Co. Incorporated, a wholly-owned subsidiary of JLG, earned approximately $13,000 on its retail sales of shares of the Fund and Distribution Plan fees paid to it.

D. Shareholder Servicing Fees — The Fund has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides support services to shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets at an annual rate of 0.25% for Class A, Class B and Class C shares and 0.10% for the Institutional Class shares. The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services. For the six months ended December 31, 2011, the Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. ("JPMCB"), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. No credits were earned during the six months ended December 31, 2011.

F. Waivers and Reimbursements — The Adviser, Business Manager and Distributor contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses for Class A, Class B, Class C and the Institutional Class shares (excluding interest, taxes and extraordinary expenses) exceed 0.95%, 1.45%, 1.45% and 0.65%, respectively, of the average daily net assets for each class. Certain fee waivers made pursuant to that agreement will also have the effect of lowering other share class expenses. The expense limitation percentages are due to expire October 31, 2012, but may be extended. For the six months ended December 31 2011, the Fund’s service providers contractually waived fees for the Fund as follows:

Business Manager — approximately $258,000, Shareholder Servicing Agent - approximately $68,000. None of these parties expect the Fund to repay any such waived fees in future years.

G. Other — All officers of the Fund and two of its directors are affiliated with the Business Manager and receive no compensation from the Fund for serving in their respective roles.

During the six months ended December 31, 2011, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser or Business Manager.

The Fund may use related party broker/dealers. For the six months ended December 31, 2011, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Adviser or Business Manager.

4. Investment Transactions

The Fund made purchases of investment securities, other than short-term securities, of approximately $425,752,000 and sales of approximately $581,883,000 during the six months ended December 31, 2011. During the six months ended December 31, 2011, there were no purchases or sales of U.S. Government securities.

5. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

From time to time, the Fund’s Adviser or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

6. Federal Income Tax Matters

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Fund after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, pre-enactment net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2011 and continued to hold your shares at the end of the reporting period, December 31, 2011.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled "Expenses Paid During" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other fund. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

			Expenses
	Beginning	Ending	Paid During	Annualized
	Account Value,	Account Value,	July 1, 2011 to	Expense
	1-Jul-11	31-Dec-11	December 31, 2011*	Ratio
Class A
Actual	$1,000.00	$917.20	$4.58	0.95%
Hypothetical	1,000.00	1,020.36	4.82	0.95
Class B
Actual	1,000.00	914.40	6.98	1.45
Hypothetical	1,000.00	1,017.85	7.35	1.45
Class C
Actual	1,000.00	914.80	6.98	1.45
Hypothetical	1,000.00	1,017.85	7.35	1.45
Institutional Class
Actual	1,000.00	917.80	3.13	0.65
Hypothetical	1,000.00	1,021.87	3.30	0.65

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

DIRECTORS
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund Directors and is available, without charge, upon request, by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

	Year First
	Elected a
	Director or
	Officer
Name, Age and	of the	Principal Occupation(s)
Position with the Fund	Fund (a)	During Past 5 Years	Other Directorships Held (b)
Independent Directors
Nariman Farvardin, 55	2009
President, Stevens Institute of Technology; former Senior Vice President for Academic Affairs & Provost, University of Maryland; former Dean, The A. James Clark School of Engineering, University of Maryland
			The American Funds Tax-Exempt Series I and Washington Mutual Investors Fund
Barbara Hackman Franklin, 71	2007	President and CEO, Barbara Franklin Enterprises (international business and corporate governance consulting); former U.S. Secretary of Commerce	Aetna, Inc; The American Funds Tax-Exempt Series I; The Dow Chemical Company; and Washington Mutual Investors Fund
R. Clark Hooper, 65	2005	Private investor; former President, Dumbarton Group LLC (securities industry consulting); former Executive Vice President — Policy and Oversight, NASD	American Funds Group (48 portfolios) and The Swiss Helvetia Fund Inc.
James C. Miller III, 69	2001	Senior Advisor, Husch Blackwell LLP; former Chairman, The CapAnalysis Group, LLC (economic, financial and regulatory consulting); former Director, U.S. Office of Management and Budget	The American Funds Tax-Exempt Series I; Clean Energy Fuels Corporation; and Washington Mutual Investors Fund
J. Knox Singleton, 63	2001	President and CEO, INOVA Health System	The American Funds Tax-Exempt Series I;
Chairman of the Board			Healthcare Realty Trust, Inc.; and
(Independent and Non-Executive)			Washington Mutual Investors Fund
Interested Directors (c)
James H. Lemon, Jr., 75	1985	Chairman of the Board and CEO, The Johnston-Lemon Group, Incorporated (financial services holding company)	The American Funds Tax-Exempt Series I and Washington Mutual Investors Fund
Jeffrey L. Steele, 66 President	1999	President and Director, Washington Management Corporation	The American Funds Tax-Exempt Series I and Washington Mutual Investors Fund

(a)Directors and officers of the Fund hold office until their resignation, removal or retirement.

(b)This includes all directorships that are held by each Director as a director of a public company or registered investment company (other than the Fund). No Director serves as a director for any other fund in the J.P. Morgan Funds family of mutual funds.

(c)"Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the Fund’s Business Manager, Washington Management Corporation.

The address for all Directors and Officers of the Fund is 1101 Vermont Avenue, NW, Suite 600, Washington, DC 20005.

OTHER OFFICERS
(Unaudited)

	Year First	Principal Occupation(s) During Past 5 Years
	Elected an
Name, Age and	Officer of
Position with Fund	the Fund*
Michael W. Stockton, 44	1993	Executive Vice President, Secretary, Treasurer, and Director, Washington Management Corporation
Senior Vice President, Treasurer and
Assistant Secretary
Jennifer L. Butler, 45	2005	Vice President and Assistant Secretary, Washington Management Corporation
Secretary
Stephanie L. Pfromer, 43	2007	Vice President and General Counsel, Washington Management Corporation
Assistant Secretary
John R. Cheshire, 35 Assistant Treasurer	2011	Assistant Vice President and Assistant Treasurer, Washington Management Corporation; former Supervisor of Fund Accounting and Pricing, ICMA - Retirement Corporation
Francis Bell VI, 27 Assistant Treasurer	2011	Assistant Treasurer, Washington Management Corporation; former Senior Associate, U.S. Global Investment and Institutional Client Services, T. Rowe Price Group, Inc.
J. Lanier Frank, 50	1995	Assistant Vice President, Washington Management Corporation
Assistant Vice President

*Officers of the Fund hold office until their resignation, removal or retirement.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Fund.

Contact JPMorgan Funds Distribution Services, Inc. at 1-800-480-4111 for a Fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the Fund before investing. The prospectus contains this and other information about the Fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation ("SIPC"), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of the Fund’s proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Directors have delegated the authority to vote proxies for securities owned by the Fund to a designated Fund officer. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the JPMorgan Funds’ website at www. jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

JPMorgan Value Opportunities Fund

1101 Vermont Avenue, NW

Washington, DC 20005-3585

Printed on paper containing 10% post consumer waste
© JPMorgan Chase & Co., 2012 All rights reserved. December 2011.
SAN-VO-1211

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities and Exchange Act of 1934.

Item 6. Investments.

The full schedule of investments for the Fund is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End
Management Investment Companies.

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a Governance Committee comprised solely of persons who are not considered “interested persons” of the Registrant within the meaning of the Investment Company Act of 1940.  The committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors.  While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board.  Such suggestions must be sent in writing to the Governance Committee of the Registrant, c/o the Registrant’s Secretary, and should be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Governance Committee.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3(c) under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) Not applicable to this filing.

(b) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, and
Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Value Opportunities Fund, Inc.

By /s/ Jeffrey L. Steele
Jeffrey L. Steele, President and
Principal Executive Officer
Date: February 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Jeffrey L. Steele
Jeffrey L. Steele, President and
Principal Executive Officer
Date: February 28, 2012

By /s/ Michael W. Stockton
Michael W. Stockton, Principal Financial Officer,
Senior Vice President and Treasurer
Date: February 28, 2012